
                                 FORM OF PROXY

                                 IN RESPECT OF

                            4-1/2% PREFERRED STOCK
                             CUSIP NO. 69349X 40 9
                             RECORD DATE: 02/26/99

                             IN CONNECTION WITH THE

                         VOTE AND SPECIAL CASH PAYMENT

                                  RELATING TO

                                   PP&L, INC.
                 ANNUAL MEETING OF SHAREOWNERS, APRIL 23, 1999

            To vote, this Form of Proxy should be delivered only to:
         PP&L, Inc. c/o Innisfree M&A Incorporated as Tabulation Agent
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
Facsimile Transmission Number:        By Hand/Overnight Delivery:         By Registered or Certified Mail:
    (212) 750-5799

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
                                     PP&L, Inc.                           PP&L, Inc.
  Confirm Receipt of       c/o Innisfree M &A Incorporated      c/o Innisfree M&A Incorporated
Facsimile by Telephone:    501 Madison Avenue, 20th Floor       501 Madison Avenue, 20th Floor
    (212) 750-5095                New York, NY 10022                  New York, NY 10022


                          -- IMPORTANT INFORMATION --

          THIS FORM OF PROXY MUST BE RECEIVED BY THE TABULATION AGENT
                  NO LATER THAN APRIL 23, 1999 AT 1:30 PM EST.

                    THE SPECIAL CASH PAYMENT WILL BE MADE TO
            THE 4-1/2% PREFERRED SHAREOWNERS AS OF THE RECORD DATE
       ONLY IN RESPECT OF EACH SHARE OF 4-1/2% PREFERRED STOCK WHICH IS
              VOTED FOR THE ADOPTION OF THE PROPOSED AMENDMENT AND
            ONLY IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED.

PLEASE REFER TO THE ACCOMPANYING PROXY STATEMENT FOR FULL DETAILS REGARDING THE
                       VOTE AND THE SPECIAL CASH PAYMENT.


This Form of Proxy should not be delivered to any person other than the above-named Tabulation Agent. HOLDERS SHOULD NOT TENDER OR DELIVER SECURITIES AT ANY TIME.


   Proxy Solicited on Behalf of the Board of Directors for Annual Meeting of
                          Shareowners, April 23, 1999

William F. Hecht, Frank A. Long and Norman Robertson, and each of them, are hereby appointed proxies, with the power of substitution, to vote the shares of the undersigned, as directed below at the Annual Meeting of Shareowners of PP&L, Inc. to be held on April 23, 1999, and any adjournments thereof, and in their discretion to vote and act upon any other matters as may properly come before said meeting and any adjournments thereof.

Shares represented by all properly executed proxies will be voted at the Annual
Meeting in the manner specified. If properly executed and returned, and no specification is made, votes will be cast "FOR" all items on the proxy.

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
1. ELECTION OF DIRECTORS: (1) Frederick M. Bernthal, (2) William J. Flood, (3)Frank A. Long

  FOR ALL                           FOR ALL                        WITHHOLD
                                    EXCEPT(*)                      FOR ALL
  [_]                                 [_]                            [_]

(*) To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above and mark an (X) in the "For All Except" box.

2. PROPOSAL 2: Amendment to the Articles

  FOR [_]                           AGAINST [_]                 ABSTAIN [_]

IMPORTANT--READ CAREFULLY: Holder(s) must execute this Form of Proxy exactly as their name(s) appear(s) on the Securities. DTC Participant(s) must execute this Form of Proxy exactly as their name(s) appear on the DTC position listing as of the Record Date. If Securities to which this Form of Proxy relates are held of record by two or more joint Holders, all such Holders must sign this Form of Proxy. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company of such person's authority to so act.

 Please indicate the number of shares of 4-1/2% Preferred Stock, CUSIP
 No. 69349X 40 9, represented by this Proxy:
                                            ____________________________________


                                   SIGN HERE

     ____________________________________________________________________
                           Signature(s) of Holder(s)

Dated:
      ____________________

Name(s): ___________________________________________________________

     ____________________________________________________________________
                                 (Please Print)

Capacity: __________________________________________________________

Address: ___________________________________________________________
                               (Include Zip Code)

Telephone Number: (   )
                   ____________________

Tax Identification or Social Security No _______

                           PAYER'S NAME: PP&L, INC.

-------------------------------------------------------------------------------

                           Part 1--PLEASE PROVIDE           Social Security
 SUBSTITUTE FORM W-9       YOUR TIN IN THE BOX AT THE          Number(s)
                           RIGHT AND CERTIFY BY                   Or
                           SIGNING AND DATING BELOW.           Employer
                                                         Identification Number

 Department of the
 Treasury Internal
 Revenue Service                                        ______________________

                          -----------------------------------------------------



 Payer's Request for       Part 2--Certification--      Part 3--
 Taxpayer Identification   Under Penalties of
 No. ("TIN")               Perjury, I certify that:

                                                        Awaiting TIN [_]

                           (1) The number shown on
                           this form is my correct
                           taxpayer identification
                           number (or I am waiting
                           for a number to be issued
                           to me), and

                           (2) I am not subject to
                           backup withholding because
                           (a) I am exempt from
                           backup withholding, or (b)
                           I have not been notified
                           by the Internal Revenue
                           Service ("IRS") that I am
                           subject to backup
                           withholding as a result of
                           a failure to report all
                           interest or dividends, or
                           (c) the IRS has notified
                           me that I am no longer
                           subject to backup
                           withholding.

-------------------------------------------------------------------------------

 Certification Instructions--

 You must cross out item(2) above if you have been notified by the IRS that you are currently subject to backup withholding because of an underreporting interest or dividends on your tax return.

 SIGNATURE ________________________________________   DATE: ____________, 1999


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF THE SUBSTITUTE FORM W-9.


           CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 Signature: _______________________________________   Date: ____________, 1999

 QUESTIONS CONCERNING THE TERMS OF THE SPECIAL CASH PAYMENT AND SOLICITATION OF
                         PROXIES SHOULD BE DIRECTED TO:

                           INNISFREE M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                               NEW YORK, NY 10022

                            TOLL-FREE: 888-750-5834

                   BANKS & BROKERS CALL COLLECT: 212-750-5833

                 THE TABULATION AGENT FOR THE SOLICITATION IS:

                                   PP&L, INC.
                         c/o INNISFREE M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                               NEW YORK, NY 10022